HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	October 19, 2004

DISTRIBUTION SUMMARY
	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Class (1)	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
1A-1	$137,504,158.90	$3,287,446.35	$237,337.91	$0.00	$0.00	$0.00	$0.00	$134,216,712.55
A-X	$487,049,146.19	$0.00	$641,875.13	$33,256.09	$0.00	$0.00	$0.00	$480,525,998.11
2A-1	$318,028,665.30	$3,261,742.12	$548,930.73	$0.00	$0.00	$0.00	$0.00	$314,766,923.18
B-1	$11,468,407.97	$2,635.17	$22,566.48	$0.00	$0.00	$0.00	$0.00	$11,465,772.80
B-2	$6,825,913.93	$1,568.44	$15,991.13	$0.00	$0.00	$0.00	$0.00	$6,824,345.49
B-3	$4,368,822.88	$1,003.85	$10,234.88	$0.00	$0.00	$0.00	$0.00	$4,367,819.03
B-4	$3,002,450.23	$689.89	$7,033.87	$0.00	$0.00	$0.00	$0.00	$3,001,760.34
B-5	$3,548,800.98	$815.43	$8,313.81	$0.00	$0.00	$0.00	$0.00	$3,547,985.55
B-6	$2,188,711.85	$502.91	$5,127.51	$0.00	$0.00	$0.00	$0.00	$2,188,208.94
A-R	$0.00	$0.00	$0.12	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL(2):	$487,049,146.36	$6,556,404.16	$1,497,411.57	$33,256.09	$0.00	$0.00	$0.00	$480,525,998.29

	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
A-X(3)	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Component	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
PO-1	$56,300.58	$0.00	N/A	$13,057.88	N/A	$0.00	N/A	$69,358.46
PO-2	$56,913.74	$0.00	N/A	$20,198.21	N/A	$0.00	N/A	$77,111.95
(1) Class A-X is comprised of an IO Component and Group Related PO components, and the Balance reflected for this Certificate is a Notional Amount.
(2) Total includes PO Component amounts.
(3) Original Principal Amount of PO-1 and PO-2 is $0.00.
			AMOUNTS PER $1,000 UNIT
				Class Accrued	Deferred	Realized Loss of	Ending	Current Period
	Original	Cusip	Principal	Interest	Interest/	Principal and/or	Current Principal	Pass-Through
Class	Face Value (1)		Distribution	Distributed	Neg-Am	Writedown	Amount	Rate
1A-1	$150,000,000.00	41161PDK6	21.91630900	1.58225273	0.00000000	0.00000000	894.77808367	2.07125%
A-X	$550,777,437.00	41161PDM2	0.00000000	1.16539837	0.06038027	0.00000000	872.45040524	1.66340%
2A-1	$369,107,000.00	41161PDL4	8.83684709	1.48718591	0.00000000	0.00000000	852.77960911	2.07125%
B-1	$11,566,000.00	41161PDP5	0.22783763	1.95110496	0.00000000	0.00000000	991.33432474	2.36125%
B-2	$6,884,000.00	41161PDQ3	0.22783847	2.32294160	0.00000000	0.00000000	991.33432452	2.81125%
B-3	$4,406,000.00	41161PDR1	0.22783704	2.32294144	0.00000000	0.00000000	991.33432365	2.81125%
B-4	$3,028,000.00	41161PDS9	0.22783686	2.32294254	0.00000000	0.00000000	991.33432629	2.81125%
B-5	$3,579,000.00	41161PDT7	0.22783738	2.32294216	0.00000000	0.00000000	991.33432523	2.81125%
B-6	$2,207,337.00	41161PDU4	0.22783562	2.32293936	0.00000000	0.00000000	991.33432729	2.81125%
A-R	$100.00	41161PDN0	0.00000000	1.20000000	0.00000000	0.00000000	0.00000000	3.85026%

Please contact the Bondholder relations Department of U.S. Bank National Association at (800) 934-6802 with any questions regarding this statement or your distribution.
U.S. BANK NATIONAL ASSOCIATION

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	October 19, 2004

Principal Distributions and Mortgage Loan Balance:	Group 1	Group 2	Total
Beginning Balance	$146,664,538.96	$340,384,607.23	$487,049,146.19
Scheduled Principal	$35,563.10	$76,447.20	$112,010.30
Curtailments & Curtailment Adjustments	$49,089.02	$174,109.77	$223,198.79
Prepayments	$3,205,001.78	$3,016,193.30	$6,221,195.08
Net Liquidation Proceeds	$0.00	$0.00	$0.00
Repurchases (pursuant to Section 7.03)	$0.00	$0.00	$0.00
Total Principal Distribution	$3,289,653.90	$3,266,750.27	$6,556,404.17
Current Realized Losses	$0.00	$0.00	$0.00
Negative Amortization	$13,057.88	$20,198.21	$33,256.09
Ending Balance	$143,387,942.94	$337,138,055.17	$480,525,998.11

Scheduled Interest and reductions from:
Scheduled Interest	$520,121.34	$1,171,818.32	$1,691,939.66
Less Servicing Fee	$45,832.68	$106,370.27	$152,202.95
Less LPMI	$3,305.12	$4,424.54	$7,729.66
Less Deferred Interest	$13,057.88	$20,198.21	$33,256.09
Less Net Prepayment Interest Shortfall	$0.00	$0.00	$0.00
Less Relief Act Interest Shortfall	$0.00	$0.00	$0.00
Less Trustee Fee	$220.00	$510.58	$730.57
Less Custodial Fee	$183.33	$425.48	$608.81
Total Interest Distribution	$457,522.33	$1,039,889.24	$1,497,411.57

Available Funds:	$3,747,176.23	$4,306,639.51	$8,053,815.74

Mortgage Loan Characteristics:
Weighted Average Loan Rate	4.25560%	4.13116%	4.16863%
Weighted Average Net Loan Rate	3.85026%	3.73726%	3.77128%
Weighted Average Adjusted Cap Rate	3.74342%	3.66605%	3.68935%
Number of Loans	795	879	1,674
Weighted Average Remaining Term	351	352	352
Mortgage Loan Balance of One-Month LIBOR Loans	$62,779,470.84	$176,209,337.82	$238,988,808.66
Mortgage Loan Balance of COFI Loans	$26,879,374.12	$28,201,765.08	$55,081,139.20
Mortgage Loan Balance of MTA Loans	$53,729,097.98	$132,726,952.27	$186,456,050.25
Cumulative Realized Losses	$0.00	$0.00	$0.00
Cumulative Liquidation Proceeds	$0.00	$0.00	$0.00
Advances			$99,875.45
Unreimbursed Advances			$110,385.38

Undercollateralization Payments:
Principal Deficiency Amount	$0.00	$0.00	$0.00
Accrued Interest Amount	$0.00	$0.00	$0.00

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	October 19, 2004

Certificate Group principal percentages:	Group 1	Group 2
Senior Percentage	93.792583%	93.448873%
Senior Prepayment Percentage	100.000000%	100.000000%
Subordinate Percentage	6.207417%	6.551127%
Subordinate Prepayment Percentage	0.000000%	0.000000%

Loss Coverage Amounts:
Special Hazard Loss Coverage Amount				$4,957,687.00
Fraud Loss Coverage Amount				$16,523,323.00
Bankruptcy Loss Coverage Amount				$135,436.00

Delinquency Information for Mortgage Loans as of the end of the Prior Calendar Month:
	30-59 Days Delinquent		60-89 Days Delinquent		90 or more Days Delinquent
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance
Group 1	1	$114,177.58	0	$0.00	0	$0.00
Group 2	1	$472,323.32	0	$0.00	0	$0.00
Total	2	$586,500.90	0	$0.00	0	$0.00
*Note: The above statistics do not include loans in foreclosure or REO properties.

	Foreclosure		Bankruptcy		REO
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance	Book Value
Group 1	1	$81,619.35	0	$0.00	0	$0.00	$0.00
Group 2	0	$0.00	0	$0.00	0	$0.00	$0.00
Total	1	$81,619.35	0	$0.00	0	$0.00	$0.00

Basis Risk Shortfall:
	Priod Unpaid	Total	Basis Risk	End Unpaid
Class	Basis Risk	Basis Risk	Paid	Basis Risk
1A-1	$0.00	$0.00	$0.00	$0.00
2A-1	$0.00	$0.00	$0.00	$0.00

Class Certificate/Apportioned Principal Balance:
Class	Group 1	Group 2
1A-1	$134,216,712.55	N/A
A-X	$69,358.46	$77,111.95
2A-1	N/A	$314,766,923.18
B-1	$3,324,001.60	$8,141,771.20
B-2	$1,978,421.84	$4,845,923.65
B-3	$1,266,258.95	$3,101,560.08
B-4	$870,229.71	$2,131,530.63
B-5	$1,028,583.93	$2,519,401.62
B-6	$634,375.91	$1,553,833.03

Recoveries:	Group 1	Group 2	Total
Current Recoveries	$0.00	$0.00	$0.00
Cumulative Recoveries	$0.00	$0.00	$0.00